                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (date of earliest event report)                 03-Jan-97


                        Trans-World Insurance Company d/b/a Educaid (as Seller) on behalf of ClassNotes Trust 1995-I (f/k/a Education Alliance 1995-I)



             Transworld Insurance Company d/b/a Educaid, As Seller
      ------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


         New Jersey                                       22-2293022
         Arizona              33-89200                    86-0255348

         State or other      (Commission                  (IRS Employer
         jurisdiction of     File Number)                 ID Number)
         incorporation)


         2840  Morris  Avenue,  Union,  New  Jersey    07083
         ----------------------------------------------------
         (Address of principal executive officer)


         Regristrant's Telephone Number,
         including area code:                       908-686-2000
                                                    -----------------------


                                      n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5   Other Events



         Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders, Class A - 6 Noteholders with respect to the following Distribution Dates:




         A-5........................................          03-Jan-97
                                                              10-Jan-97
                                                              17-Jan-97
                                                              24-Jan-97
                                                              31-Jan-97

         A-6........................................          22-Jan-97



Item 7   Financial Statements and Exhibits
         ---------------------------------

         The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        CLASSNOTES TRUST 1995-I


                                        THE MONEY STORE INC., Representative
                                        TRANS-WORLD INSURANCE COMPANY, Seller




                                         By: /s/ Harry Puglisi
                                         -----------------------
                                         Name: Harry Puglisi
                                         Title:    Treasurer
                                                   of The Money Store Inc. and
                                         Trans-World Insurance Company
                                                   d/b/a Educaid


         Dated:   01/31/97

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                            CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5          Determination Date                12/30/96
Cusip # 182743ABO             Distribution Date                 01/03/97
                              Record Date                       12/31/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                   CLASS A-5 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                   CLASS A-5 NOTES                                                           112,116.67
                   Per $50,000 original principal amount of the Notes                         60.277778


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

                   CLASS A-5 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                   CLASS A-5 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000


(iv)       Pool Balance at end of preceding Collection Period                            520,606,198.38


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                      CLASS A-5 NOTES                                                     93,000,000.00


(vi)       Applicable Interest Rate:
                   (a)   In general:
                 1. Auction Rate for the prior Interest Period:

                                  CLASS A-5 NOTES
                                      PERIOD 1                                                5.400000%
                                      PERIOD 2                                                5.360000%
                                      PERIOD 3                                                5.550000%
                                    CURRENT RATE       (Based on Auction)                     6.200000%

                           2.  NET LOAN RATE
                                      PERIOD 1                                                6.702500%
                                      PERIOD 2                                                6.762000%
                                      PERIOD 3                                                6.637500%

                   (b)   Amount of Interest that would have been paid
                          on such Note Distribution Date if Interest was
                          calculated instead based on the Net Loan Rate                      120,525.42

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                        39,423.06
                   Per $50,000 original principal amount of the Notes                         21.195194

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                0.00
                   Per $50,000 original principal amount of the Notes                          0.000000

                    2.  Remaining Balance                                                          0.00
                   Per $50,000 original principal amount of the Notes                          0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                         1,162.50
                   Per $50,000 original principal amount of the Notes                          0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                         21,422.29
                   Per $50,000 original principal amount of the Notes                         11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                          0.00
                   Per $50,000 original principal amount of the Notes                          0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                  703.59
                   Per $50,000 original principal amount of the Notes                          0.378272

                    5.  Surety Provider Fee  (Pro Rata)                                        6,807.08
                   Per $50,000 original principal amount of the Notes                          3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                             0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                              0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                   0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                       0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                           0.00

            (c)      Amount in the Reserve Account                                         2,145,545.18


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                             0.00

|::
(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                            0.00

           (b)     Amount in the Pre-Funding Account                                         186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                                             0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                         have been paid in full)                                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                        0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                     5,356,432.99
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                     3,013,303.29
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                    4,652,724.59
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                     1,192,888.35
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                          2,418,054.55

(xix)     Parity Percentage                    Numerator           562,655,271.96
            as of          11/30/96          Denominator           552,344,605.30               101.87%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                  219,766.63

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                 0.00

The Money Store, Inc.


By: /s/ Harry Puglisi
    -----------------
     Harry Puglisi
         Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                            CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
      Servicing Agreement
      CLASS A-5                  Determination Date            01/03/97
Cusip # 182743ABO                Distribution Date             01/10/97
                                 Record Date                   01/08/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

            CLASS A-5 NOTES                                                                              0.00
            Per $50,000 original principal amount of the Notes                                       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

            CLASS A-5 NOTES                                                                        100,181.67
            Per $50,000 original principal amount of the Notes                                      53.861111


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                    CLASS A-5 NOTES                                                                      0.00
                    Per $50,000 original principal amount of the Notes                               0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                    CLASS A-5 NOTES                                                                      0.00
                    Per $50,000 original principal amount of the Notes                               0.000000


(iv)       Pool Balance at end of preceding Collection Period                                  520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

               CLASS A-5 NOTES                                                                  93,000,000.00


(vi)       Applicable Interest Rate:
           (a)   In general:
                  1.  Auction Rate for the prior Interest Period:

                                          CLASS A-5 NOTES
                                             PERIOD 1                                               5.360000%
                                             PERIOD 2                                               5.500000%
                                             PERIOD 3                                               6.200000%
                                           CURRENT RATE        (Based on Auction)                   5.540000%

                            2.  NET LOAN RATE
                                                    PERIOD 1                                        6.762000%
                                                    PERIOD 2                                        6.637500%
                                                    PERIOD 3                                        6.665000%

                    (b)   Amount of Interest that would have been paid
                          on such Note Distribution Date if Interest was
                          calculated instead based on the Net Loan Rate                            118,337.33

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                              39,423.06
                 Per $50,000 original principal amount of the Notes                                 21.195194

            (b)   Service Fee Carryover for related Collection Period
                  1.  Distributed                                                                        0.00
                  Per $50,000 original principal amount of the Notes                                 0.000000

                  2.  Remaining Balance                                                                  0.00
                  Per $50,000 original principal amount of the Notes                                 0.000000


(viii)     Amount of Fees for related Collection Period:

                   1.  Administration Fee  (Pro Rata)                                                1,162.50
                   per $50,000 original principal amount of the Notes                                0.625000

                   2.  Auction Agent Fee  (Pro Rata)                                                21,422.29
                   Per $50,000 original principal amount of the Notes                               11.517361

                   3.  Indenture Trustee Fee  (Pro Rata)                                                 0.00
                   Per $50,000 original principal amount of the Notes                                0.000000

                   4.  Eligible Lender Trustee Fee  (Pro Rata)                                         703.59
                   Per $50,000 original principal amount of the Notes                                0.378272

                   5.  Surety Provider Fee  (Pro Rata)                                               6,807.08
                   Per $50,000 original principal amount of the Notes                                3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                    0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                     0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                          0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                    0.00

           (c)     Amount in the Reserve Account                                                 2,145,545.18


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                    0.00

(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                    0.00

           (b)     Amount in the Pre-Funding Account                                               186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                  (a) CLASS A-1 NOTES                                                                    0.00
                  (b) CLASS A-1 NOTES (Only if Class___ Notes
                      have been paid in full)                                                            0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                           5,356,432.99
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                           3,013,303.29
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                          4,652,724.59
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                           1,192,888.35
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                  2,418,054.55

(xix)     Parity Percentage                             Numerator      562,655,271.96
          as of                   11/30/96            Denominator      552,344,605.30                 101.87%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                        219,766.63

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                         0.00


The Money Store, Inc.


By: /s/ Harry Puglisi
---------------------
     Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                        CLASSNOTES TRUST 1995 - I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
       CLASS A-5                    Determination Date            01/10/97
Cusip # 182743ABO                   Distribution Date             01/17/97
                                    Record Date                   01/15/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                               0.00
                      Per $50,000 original principal amount of the Notes                                        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                          96,565.00
                      Per $50,000 original principal amount of the Notes                                       51.916667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                               0.00
                      Per $50,000 original principal amount of the Notes                                        0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                               0.00
                      Per $50,000 original principal amount of the Notes                                        0.000000


(iv)       Pool Balance at end of preceding Collection Period                                             520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-5 NOTES                                                                   93,000,000.00


(vi)       Applicable Interest Rate:
                      (a)   In general:
                              1.  Auction Rate for the prior Interest Period:

                                                CLASS A-5 NOTES
                                                   PERIOD 1                                                    5.550000%
                                                   PERIOD 2                                                    6.200000%
                                                   PERIOD 3                                                    5.540000%
                                                 CURRENT RATE       (Based on Auction)                         5.340000%
                             2.  NET LOAN RATE
                                                   PERIOD 1                                                    6.762000%
                                                   PERIOD 2                                                    6.637500%
                                                   PERIOD 3                                                    6.665000%

                     (b)   Amount of Interest that would have been paid
                           on such Note Distribution Date if Interest was
                           calculated instead based on the Net Loan Rate                                      118,337.33

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                         39,423.06
                     Per $50,000 original principal amount of the Notes                                        21.195194

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                                 0.00
                    Per $50,000 original principal amount of the Notes                                          0.000000

                    2.  Remaining Balance                                                                           0.00
                    Per $50,000 original principal amount of the Notes                                          0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                          1,162.50
                    Per $50,000 original principal amount of the Notes                                          0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                          21,422.29
                    Per $50,000 original principal amount of the Notes                                         11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                           0.00
                    Per $50,000 original principal amount of the Notes                                          0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                   560.98
                    Per $50,000 original principal amount of the Notes                                          0.301605

                    5.  Surety Provider Fee  (Pro Rata)                                                         6,807.08
                    Per $50,000 original principal amount of the Notes                                          3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                               0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                                0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                           0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                               0.00

          (c)     Amount in the Reserve Account                                                             2,145,545.18


(xiii )   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
          such draw)                                                                                                0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                           0.00

           (b)     Amount in the Pre-Funding Account                                                        186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                    (a) CLASS A-1 NOTES                                                                           0.00
                    (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                                                 0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                       0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                    5,356,432.99
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                    3,013,303.29
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                   4,652,724.59
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                    1,192,888.35
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                           2,418,054.55

(xix)     Parity Percentage                                            Numerator  562,655,271.96
          as of                                      11/30/96        Denominator  552,344,605.30               101.87%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                                 219,766.63

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                  0.00


The Money Store, Inc.


By: /s/ Harry Puglisi
---------------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                            CLASSNOTES TRUST 1995 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
        CLASS A-5                 Determination Date              01/17/97
Cusip # 182743ABO                 Distribution Date               01/24/97
                                  Record Date                     01/22/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                 CLASS A-5 NOTES                                                                         0.00
                 Per $50,000 original principal amount of the Notes                                  0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                 CLASS A-5 NOTES                                                                    96,745.83
                 Per $50,000 original principal amount of the Notes                                 52.013889


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                 CLASS A-5 NOTES                                                                         0.00
                 Per $50,000 original principal amount of the Notes                                  0.000000

           (B)  Remaining Amount of Noteholders' Auction Rate Interest
                Carryover to be paid or distributed in respect of the Notes

                 CLASS A-5 NOTES                                                                         0.00
                         Per $50,000 original principal amount of the Notes                          0.000000


(iv)       Pool Balance at end of preceding Collection Period                                  620,129,188.60


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                    CLASS A-5 NOTES                                                             93,000,000.00


(vi)       Applicable Interest Rate:
                 (a)   In general:
                         1.  Auction Rate for the prior Interest Period:

                                        CLASS A-5 NOTES
                                           PERIOD 1                                                 6.200000%
                                           PERIOD 2                                                 5.540000%
                                           PERIOD 3                                                 5.340000%
                                         CURRENT RATE      (Based on Auction)                       5.350000%

                            2.  NET LOAN RATE
                                               PERIOD 1                                             6.762000%
                                               PERIOD 2                                             6.637500%
                                               PERIOD 3                                             6.665000%

                    (b)   Amount of Interest that would have been paid
                          on such Note Distribution Date if Interest was
                          calculated instead based on the Net Loan Rate                            118,337.33

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                              41,349.18
                        Per $50,000 original principal amount of the Notes                          22.230742

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                      0.00
                            Per $50,000 original principal amount of the Notes                       0.000000

                    2.  Remaining Balance                                                                0.00
                            Per $50,000 original principal amount of the Notes                       0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                               1,162.50
                            Per $50,000 original principal amount of the Notes                       0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                               21,422.29
                            Per $50,000 original principal amount of the Notes                      11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                0.00
                            Per $50,000 original principal amount of the Notes                       0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                        566.31
                            Per $50,000 original principal amount of the Notes                       0.304470

                    5.  Surety Provider Fee  (Pro Rata)                                              6,807.08
                            Per $50,000 original principal amount of the Notes                       3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                    0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                     0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                          0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                    0.00

            (c)    Amount in the Reserve Account                                                 2,145,545.18


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                    0.00


(xiv)      (a)   Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                      0.00

           (b)   Amount in the Pre-Funding Account                                              30,048,367.53

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                             0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                           6,331,625.70
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                           2,766,503.29
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                          5,519,262.92
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                           1,046,706.15
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                  2,190,967.55

(xix)     Parity Percentage                                Numerator        692,253,979.86
          as of                          12/31/96        Denominator        685,270,229.51            101.02%

(xx)        Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
            Student Holdings)                                                                      254,451.25

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                         0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
    Harry Puglisi
      Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1995 - I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
       CLASS A-5                    Determination Date              12/23/96
Cusip # 182743ABO                   Distribution Date               12/27/96
                                    Record Date                     12/24/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                          0.00
                      Per $50,000 original principal amount of the Notes                                   0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                    100,362.50
                      Per $50,000 original principal amount of the Notes                                  53.958333


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                          0.00
                      Per $50,000 original principal amount of the Notes                                   0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                      CLASS A-5 NOTES                                                                          0.00
                      Per $50,000 original principal amount of the Notes                                   0.000000


(iv)       Pool Balance at end of preceding Collection Period                                        520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-5 NOTES                                                              93,000,000.00


(vi)       Applicable Interest Rate:
                      (a)   In general:
                              1.  Auction Rate for the prior Interest Period:

                                               CLASS A-5 NOTES
                                                  PERIOD 1                                                5.450000%
                                                  PERIOD 2                                                5.400000%
                                                  PERIOD 3                                                5.360000%
                                                CURRENT RATE       (Based on Auction)                     5.550000%


                             2.  NET LOAN RATE
                                                 PERIOD 1                                                 6.702500%
                                                 PERIOD 2                                                 6.762000%
                                                 PERIOD 3                                                 6.637500%

                     (b)   Amount of Interest that would have been paid
                           on such Note Distribution Date if Interest was
                           calculated instead based on the Net Loan Rate                                 120,525.42

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                    39,423.06
                     Per $50,000 original principal amount of the Notes                                   21.195194

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                            0.00
                     Per $50,000 original principal amount of the Notes                                    0.000000

                    2.  Remaining Balance                                                                      0.00
                     Per $50,000 original principal amount of the Notes                                    0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                     1,162.50
                     Per $50,000 original principal amount of the Notes                                    0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                     21,422.29
                     Per $50,000 original principal amount of the Notes                                   11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                      0.00
                     Per $50,000 original principal amount of the Notes                                    0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                              703.59
                     Per $50,000 original principal amount of the Notes                                    0.378272

                    5.  Surety Provider Fee  (Pro Rata)                                                    6,807.08
                     Per $50,000 original principal amount of the Notes                                    3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                          0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                           0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                                0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                      0.00

            (b)    Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                          0.00

            (c)    Amount in the Reserve Account                                                       2,145,545.18


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                          0.00

(xiv)      (a)    Portion (if any) of the distribution attributable to amounts on
                  deposit in the Pre-Funding Account                                                           0.00

           (b)    Amount in the Pre-Funding Account                                                      186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                                                         0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                         have been paid in full)                                                               0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                       0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                 5,356,432.99
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                 3,013,303.29
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                4,652,724.59
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                 1,192,888.35
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                        2,418,054.55

(xix)     Parity Percentage                          Numerator             562,655,271.96
          as of                    11/30/96        Denominator             552,344,605.30                   101.87%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                              219,766.63

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                               0.00

The Money Store, Inc.

By: /s/ Harry Puglisi
---------------------
   Harry Puglisi
     Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1995 - I
       Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
       CLASS A-5                      Determination Date           01/24/97
Cusip # 182743ABO                     Distribution Date            01/31/97
                                      Record Date                  01/29/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                                 0.00
                     Per $50,000 original principal amount of the Notes                                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                            96,745.83
                     Per $50,000 original principal amount of the Notes                                         52.013889


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                                 0.00
                     Per $50,000 original principal amount of the Notes                                          0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                                 0.00
                     Per $50,000 original principal amount of the Notes                                          0.000000


(iv)       Pool Balance at end of preceding Collection Period                                              620,129,188.60


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                        CLASS A-5 NOTES                                                                     93,000,000.00


(vi)       Applicable Interest Rate:
                     (a)   In general:
                             1.  Auction Rate for the prior Interest Period:

                                 CLASS A-5 NOTES
                                                      PERIOD 1                                                  5.540000%
                                                      PERIOD 2                                                  5.340000%
                                                      PERIOD 3                                                  5.350000%
                                                    CURRENT RATE      (Based on Auction)                        5.350000%


                              2.  NET LOAN RATE
                                                     PERIOD 1                                                   6.762000%
                                                     PERIOD 2                                                   6.637500%
                                                     PERIOD 3                                                   6.665500%

                       (b)   Amount of Interest that would have been paid
                             on such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                                     118,337.33

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                          41,349.18
                       Per $50,000 original principal amount of the Notes                                       22.230742

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                                  0.00
                       Per $50,000 original principal amount of the Notes                                        0.000000

                    2.  Remaining Balance                                                                            0.00
                                Per $50,000 original principal amount of the Notes                               0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                           1,162.50
                                Per $50,000 original principal amount of the Notes                               0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                                           21,422.29
                                Per $50,000 original principal amount of the Notes                              11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                                            0.00
                                Per $50,000 original principal amount of the Notes                               0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                                    566.31
                                Per $50,000 original principal amount of the Notes                               0.304470

                    5.  Surety Provider Fee  (Pro Rata)                                                          6,807.08
                                Per $50,000 original principal amount of the Notes                               3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                                               0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                                                0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                                         0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                                             0.00

            (c)      Amount in the Reserve Account                                                           2,145,545.18


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                                               0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                              0.00

         (b)     Amount in the Pre-Funding Account                                                          30,048,367.53

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                                             0.00
                     (b) CLASS A-1 NOTES (Only if Class___ Notes
                           have been paid in full)                                                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                          0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                       6,331,625.70
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                       2,766,503.29
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                      5,519,262.92
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                       1,046,706.15
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                            2,190,967.55

(xix)     Parity Percentage                               Numerator   692,253,979.86
          as of                     12/31/96            Denominator   685,270,229.51                              101.02%

(xx)        Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
            Student Holdings)                                                                                  254,451.25

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                     0.00


The Money Store, Inc.


By: /s/ Harry Puglisi
---------------------
       Harry Puglisi
           Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1995 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
        CLASS A-6             Determination Date            01/14/97
Cusip #  182743AC8            Distribution Date             01/22/97
                              Record Date                   01/17/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                           466,537.50
                   Per $50,000 original principal amount of the Notes                        235.625000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000


(iv)       Pool Balance at end of preceding Collection Period                            520,606,198.38


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                      CLASS A-6 NOTES                                                     99,000,000.00


(vi)       Applicable Interest Rate:
                   (a)   In general:
                   1. Auction Rate for the prior Interest Period:

                                  CLASS A-6 NOTES
                                      PERIOD 1                                                5.480000%
                                      PERIOD 2                                                5.375000%
                                      PERIOD 3                                                5.400000%
                                    CURRENT RATE       (Based on Auction)                     5.850000%


                           2.  NET LOAN RATE
                                      PERIOD 1                                                6.762000%
                                      PERIOD 2                                                6.637500%
                                      PERIOD 3                                                6.665000%

                   (b)   Amount of Interest that would have been paid
                         on such Note Distribution Date if Interest was
                         calculated instead based on the Net Loan Rate                       524,213.25

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                        41,966.48
                        Per $50,000 original principal amount of the Notes                    21.195192

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                0.00
                        Per $50,000 original principal amount of the Notes                     0.000000

                    2.  Remaining Balance                                                          0.00
                        Per $50,000 original principal amount of the Notes                     0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                           206.25
                        Per $50,000 original principal amount of the Notes                     0.104167

                    2.  Auction Agent Fee  (Pro Rata)                                         22,804.38
                        Per $50,000 original principal amount of the Notes                    11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                          0.00
                        Per $50,000 original principal amount of the Notes                     0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                  597.18
                        Per $50,000 original principal amount of the Notes                     0.301605

                    5.  Surety Provider Fee  (Pro Rata)                                        7,246.25
                        Per $50,000 original principal amount of the Notes                     3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                              0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                               0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                    0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                          0.00

            (b)    Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                              0.00

            (c)    Amount in the Reserve Account                                           2,145,545.18


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                              0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                              0.00

           (b)     Amount in the Pre-Funding Account                                         186,567.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                                             0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                         have been paid in full)                                                   0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                           0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                     5,356,432.99
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                     3,013,303.29
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                    4,652,724.59
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                     1,192,888.35
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                          2,418,054.55

(xix)     Parity Percentage                Numerator             562,655,271.96
          as of          11/30/96        Denominator             552,344,605.30                 101.87%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                  219,766.63

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                   0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------
     Harry Puglisi
         Treasurer